Exhibit 99.1

- 8 King Street, Suite 208 – Toronto, Ontario, Canada – M5C 1B5 -
- Tel: 416-361-9640 - Fax: 416-361-0883

COLOMBIA GOLDFIELDS UPDATES MARMATO
RESOURCE DEFINITION DRILL PROGRAM

TORONTO, Ontario, (June 2, 2008): Colombia Goldfields Ltd. (or the "Company") (TSX: GOL / OTCBB: CGDF) today provided an update on the ongoing resource definition drill program in the Zona Alta (Upper Zone) at the Marmato Mountain gold project in Colombia. The highlights are:

  New results based on 11,271.25 meters in 63 diamond drill holes;

  Intercepts included 77.50 m at 1.23 g/t Au; 30.3 m at 1.69 g/t Au; 15.65 m at 3.82 g/t Au; and 11.80 m at 3.12 g/t Au;

  Drilling to date is 25,766 meters in 124 holes with 10 additional holes in progress;

  Part of 60,000 meter drill program;

  Completion expected in fourth quarter 2008;

  10 diamond drill rigs operating and 3 more being mobilized;

The Company recently announced an initial NI 43-101 compliant inferred resource estimate of 2.6 million ounces of gold (at a cut-off grade of 0.3 g/Au t) for the Zona Alta at Marmato (see press release of May 12, 2008). The estimate was based on the first 12,186 meters (68 holes) of the planned 60,000-meter diamond drilling program, 1,165 meters of cross-cut samples (115 cross-cuts) and 504 meters of individual underground samples.

To May 25, 2008, 25,766 meters of drilling have been completed in 124 diamond drill holes with 10 additional holes under way. Results from 63 new holes (11,271.25 meters) have been received since the last drill results were published (see press release of February 28, 2008) and are listed in Table 1. Twenty-six of these holes (3,948.65 meters) were used in the May 12 inferred resource estimate. Results have now been received for a total of 106 holes for 19,513.62 meters. Of these, 69 holes for 12,186 meters were used for the calculation of the initial inferred resource (press release May 12, 2008). The drill hole locations are shown on the accompanying plan.

This drilling is part of a program of 60,000 meters that is being carried out to upgrade and define additional resources in the Zona Alta, with completion planned in the fourth quarter of 2008. There are currently ten diamond drill rigs operating at Marmato and three more rigs are being mobilized to start in June, bringing the total number of rigs to thirteen. One of the new rigs will start a 10,000-meter drill program planned on the five new gold targets in the Caramanta exploration project surrounding Marmato Mountain.

Dr Stewart D. Redwood, Vice President of Exploration of the Company, is the qualified person as defined by NI 43-101 and has prepared or supervised the preparation of all scientific and technical information contained in this press release. He is a Fellow of the Institute of Materials, Minerals and Mining (FIMMM) of the UK, a foreign professional association and designation recognized by the Canadian regulatory authorities. The laboratories used were Inspectorate (ISO 9001:2000 and 9002:2004 certified) in Medellin, Colombia (sample preparation), Reno, Nevada (preparation and analysis), and Lima, Peru (analysis), and SGS in Medellin (preparation) and Lima (analysis). Gold was assayed by fire assay with gravimetric finish or AAS finish. Silver was assayed by fire assay with AAS finish or analyzed by ICP together with a suite of multi-elements. Blank, standard and duplicate samples are routinely inserted for quality assurance and quality control.

About Colombia Goldfields

Colombia Goldfields Ltd., through its subsidiaries Compania Minera de Caldas S.A. and Gavilan Minerals S.A., is developing what we believe is a multi-million ounce gold resource in Colombia's historic Marmato Mountain gold district.

Colombia Goldfields is traded in the US under the symbol CGDF, on the Toronto Stock Exchange under the symbol GOL, and in Germany under the symbol C2B. Further information about the Company's is available at www.colombiagoldfields.com, EDGAR at www.sec.gov and SEDAR at www.sedar.com under the Company's profile.

For more information please contact:

Randy Martin, Vice Chairman and CEO
Colombia Goldfields Ltd.,
8 King Street East, Suite 208,
Toronto, Ontario, M5C 1B5.
T: 416-361-9640
F: 416-361-0883
info@colombiagoldfields.com
www.colombiagoldfields.com

U.S. Investor Relations:	Canadian Investor Relations:
Michelle Roth	Martti Kangas
Roth Investor Relations, Inc.	V.P. Corporate Development
Tel. +1 732 792 2200	Colombia Goldfields, Ltd.
Email: johnmenditto@rothir.com	Tel: + 1 416-361-9640
martti@colombiagoldfields.com

Disclaimer

This release uses the terms "measured", "indicated" and/or "inferred" mineral resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission does not recognize them. United States investors are cautioned not to assume that all or any part of mineral resources will ever be converted into mineral reserves. Inferred mineral resources have a great amount of uncertainty as to their existence, and as to their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource will ever be upgraded to a higher category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of feasibility or other economic studies. United States investors are cautioned not to assume that all or any part of an inferred mineral resource exists, or is economically or legally mineable.

This release contains forward-looking statements that are based on the beliefs of Colombia Goldfield's management and reflect Colombia Goldfield's current expectations as contemplated under section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. When used in this release, the words "estimate," "project," "believe," "anticipate," "intend," "expect," "plan," "predict," "may," "should," "will," "can," the negative of these words, or such other variations thereon, or comparable terminology, are all intended to identify forward-looking statements. Such statements reflect the current views of Colombia Goldfields with respect to future events based on currently available information and are subject to numerous assumptions, risks and uncertainties, including, but not limited to, risks and uncertainties pertaining to development of mining properties, changes in economic conditions and other risks, uncertainties and factors, which may cause the actual results, performance, or achievement expressed or implied by such forward-looking statements to differ materially from the forward looking statements. In particular, there is no assurance that a definitive agreement will be executed or that the proposed transaction will be completed.

Table 1. Length weighted average gold and silver grades from diamond drilling at Marmato Zona Alta.

Hole	From	To	Interval
Number	(meters)	(meters)	(meters)	Gold (g/t)	Silver (g/t)
MT– 1012	130.00	137.00	7.00	0.649	1.7
MT– 1013	1.95	14.00	12.05	0.965	6.0
MT– 1013	50.00	58.00	8.00	2.043	6.3
MT– 1013	68.00	74.00	6.00	2.424	3.5
MT– 1013	90.00	94.00	6.00	0.308	3.1
MT– 1013	116.00	121.80	5.80	0.314	5.2
MT– 1014	1.80	8.00	6.20	0.348	25.1
MT– 1014	106.50	114.50	8.00	0.342	4.5
MT– 1017	2.00	23.00	21.00	0.719	5.9
MT– 1017	35.00	56.00	21.00	1.164	3.9
MT– 1017	88.00	98.00	10.00	0.721	4.2
MT– 1019	94.50	108.50	14.00	0.330	3.8
MT– 1019	128.70	144.35	15.65	3.816	8.9
MT– 1022	No significant intervals
MT– 1028	19.50	25.50	6.00	0.495	6.5
MT– 1028	35.55	55.50	19.95	0.586	4.4
MT– 1032	66.00	98.00	32.00	1.327	5.1
MT– 1032	116.00	135.00	19.00	1.942	17.0
MT– 1032	145.00	156.80	11.80	3.124	8.8
MT– 1035	1.10	23.00	21.90	0.735	2.1
MT– 1035	37.00	43.00	6.00	0.308	2.2
MT– 1035	61.00	69.00	8.00	0.308	3.0
MT– 1036	70.50	78.50	8.00	1.019	5.1
MT– 1036	114.50	120.10	5.60	1.355	4.8
MT– 1046	No significant intervals
MT– 1056	10.00	16.00	6.00	0.452	4.1
MT– 1056	77.60	89.60	12.00	0.691	4.8
MT– 1058	110.30	119.00	8.70	2.409	3.4
MT– 1058	203.00	217.00	14.00	0.594	2.1
MT– 1059	24.50	30.50	6.00	0.923	14.0
MT– 1059	36.00	66.50	30.50	0.373	3.3
MT– 1059	183.80	201.10	17.30	0.936	7.5
MT– 1059	205.10	213.10	8.00	0.440	1.7
MT– 1059	217.10	229.10	12.00	0.923	5.9
MT– 1059	233.10	243.10	10.00	0.523	2.8
MT– 1059	245.10	253.10	8.00	0.437	2.9
MT– 1059	335.10	341.10	6.00	0.395	2.2
MT– 1060	No significant intervals
MT– 1061	No significant intervals

MT– 1062	Results pending
MT– 1063	No significant intervals
MT– 1064	318.50	341.50	23.00	0.410	3.3
MT– 1065	25.00	40.60	15.60	0.490	24.3
MT– 1065	126.00	138.50	12.50	0.564	6.7
MT– 1065	213.70	219.60	5.90	0.490	16.2
MT– 1065	227.70	240.70	13.00	1.191	2.8
MT– 1065	265.20	325.20	60.00	0.460	2.6
MT– 1066	No significant intervals
MT– 1067	59.00	67.50	8.50	0.480	3.8
MT– 1067	97.00	103.00	6.00	0.306	3.2
MT– 1068	27.50	33.00	5.50	1.122	4.2
MT– 1068	94.40	99.50	5.10	0.329	2.5
MT– 1068	114.50	160.45	45.95	0.553	2.4
MT– 1068	229.00	279.00	50.00	1.129	2.8
MT– 1068	303.20	333.50	30.30	1.685	9.6
MT– 1069	No significant intervals
MT– 1070	No significant intervals
MT– 1071	No significant intervals
MT– 1072	No significant intervals
MT– 1073	15.00	32.00	17.00	1.167	66.3
MT– 1073	103.60	111.60	8.00	0.435	2.9
MT– 1073	127.60	135.60	8.00	0.427	1.1
MT– 1073	308.10	315.10	7.00	0.594	8.8
MT– 1073	398.00	404.00	6.00	1.643	8.2
MT– 1074	30.00	35.00	5.00	0.912	2.6
MT– 1074	74.00	86.85	12.85	0.360	3.1
MT– 1074	94.85	116.85	22.00	0.373	2.6
MT– 1074	126.85	143.00	16.15	0.933	4.2
MT– 1075	No significant intervals
MT– 1076	4.45	10.50	6.05	3.00	7.7
MT– 1077	23.50	31.40	7.90	0.391	4.4
MT– 1077	53.50	60.00	6.50	0.631	11.7
MT– 1077	96.30	104.30	8.00	0.308	3.4
MT– 1077	122.30	142.00	19.70	0.662	8.7
MT– 1078	11.50	19.50	8.00	0.377	4.9
MT– 1079	8.70	38.20	29.50	0.677	3.4
MT– 1079	42.20	50.20	8.00	0.452	1.4
MT– 1080	2.55	15.90	13.35	0.794	7.0
MT– 1080	40.10	69.00	28.90	0.456	2.9
MT– 1080	155.00	161.00	6.00	0.744	2.2
MT– 1080	165.00	177.00	12.00	0.610	7.4
MT– 1080	267.00	273.55	6.55	0.850	0.3
MT– 1080	299.00	324.20	25.20	0.462	2.4

MT– 1081	330.00	341.50	11.50	1.407	5.3
MT– 1081	427.00	435.00	8.00	1.976	12.0
MT– 1081	441.00	453.00	12.00	0.540	4.9
MT– 1081	461.00	467.00	6.00	0.476	2.8
MT– 1082	13.50	27.00	13.50	1.185	6.6
MT– 1083	57.50	75.25	17.75	0.816	4.5
MT– 1083	77.30	83.00	5.70	0.429	2.9
MT– 1083	167.00	175.45	8.45	1.082	6.4
MT– 1083	187.45	201.00	13.55	0.833	3.5
MT– 1084	111.00	117.00	6.00	0.36	5.67
MT– 1084	149.00	165.00	16.00	0.33	2.69
MT– 1084	187.00	209.20	22.20	0.79	4.15
MT– 1085	12.00	44.00	32.00	0.816	4.4
MT– 1085	50.00	56.05	6.05	0.312	6.6
MT– 1086	2.80	39.50	36.70	0.408	5.8
MT– 1086	57.50	63.50	6.00	0.393	1.2
MT– 1086	91.50	111.90	20.40	1.533	7.7
MT– 1086	117.30	123.30	6.00	0.308	2.5
MT– 1086	269.00	275.00	6.00	0.398	1.7
MT– 1086	300.55	306.00	5.45	1.944	13.6
MT– 1086	317.00	341.50	24.50	1.394	5.9
MT– 1087	No significant intervals
MT– 1088	No significant intervals
MT– 1089	No significant intervals
MT– 1090	38.30	58.30	20.00	0.383	2.3
MT– 1090	142.50	158.50	16.00	1.168	3.8
MT– 1090	166.50	192.60	26.10	0.369	4.7
MT– 1090	227.15	237.55	10.40	1.050	13.7
MT– 1090	241.55	247.55	6.00	1.725	4.7
MT– 1090	269.5	283.50	14.00	0.901	7.5
MT– 1091	No significant intervals
MT– 1092	2.05	10.60	8.55	0.645	4.6
MT– 1092	58.10	66.10	8.00	0.786	3.5
MT– 1093	297.60	325.00	27.40	0.621	5.3
MT– 1094	No significant intervals
MT– 1095	48.60	77.65	29.05	0.696	2.4
MT– 1095	81.65	87.65	6.00	0.397	1.7
MT– 1095	95.65	105.80	10.15	0.682	1.3
MT– 1095	156.00	161.45	5.45	0.359	0.8
MT– 1095	197.55	263.55	66.00	0.608	4.2
MT– 1095	269.55	329.85	60.30	1.014	4.2
MT– 1096	108.00	116.00	8.00	0.461	3.9
MT– 1097	148.00	158.80	10.80	0.798	7.2
MT– 1098	49.00	93.00	44.00	0.556	4.1
MT– 1098	234.00	240.00	6.00	0.348	1.5

MT– 1098	252.00	260.00	8.00	0.436	1.7
MT– 1098	268.00	276.00	8.00	1.782	4.9
MT– 1098	302.00	308.00	6.00	0.386	5.6
MT– 1099	9.30	32.68	23.38	1.589	9.4
MT– 1100	78.20	86.00	7.80	0.851	9.3
MT– 1101	2.50	10.50	8.00	0.687	14.4
MT– 1101	49.60	59.50	9.90	0.472	2.7
MT– 1102	8.70	63.60	54.90	1.131	10.2
MT– 1103	No significant intervals
MT– 1104	15.10	23.10	8.00	0.408	20.5
MT– 1104	101.10	107.10	6.00	0.328	2.6
MT– 1104	154.50	232.00	77.50	1.233	6.1
MT– 1105	Results pending
MT– 1106	152.00	164.00	12.00	0.351	2.4
MT– 1106	184.00	208.00	24.00	0.397	5.4
MT– 1106	210.00	216.00	6.00	0.311	2.4
MT– 1106	240.00	250.00	10.00	0.305	2.3
MT– 1106	256.00	274.00	18.00	0.396	3.0
MT– 1106	282.00	290.00	8.00	0.303	2.7
MT– 1106	351.60	358.50	6.90	0.413	20.8
MT– 1107	Results pending
MT– 1108	Results pending
MT– 1109	Results pending
MT– 1110	Results pending
MT– 1111	Results pending
MT– 1112	Results pending
MT– 1113	5.80	11.20	5.40	0.406	4.1
MT– 1113	65.70	94.90	29.20	0.534	6.6
MT– 1114	Results pending
MT– 1115	132.50	166.50	34.00	1.387	9.8
MT– 1115	210.50	262.10	51.60	0.531	4.2

The drill holes were inclined and the intersection lengths do not represent true widths. Sample widths are normally 2.0 m but can be varied for geological and recovery factors. A cut off grade of 0.10 g/t Au has been used and no more than 6.0 m of internal dilution. No top cutting of grades has been applied. Results are reported above a minimum average grade of 0.30 g/t Au and a minimum width of 5.0 m. Gold grades are by fire assay with a AA or gravimetric finish; silver grades are by ICP analysis or by fire assay with AA finish. Mean values were used where duplicate data exist. In the case of core duplicates the average value has been used. Voids from old mine workings have been assigned zero grade.